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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 27, 2005

                           PARAMOUNT ACQUISITION CORP.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)

                    Delaware                                 000-51518                           20-2938469
----------------------------------------------     ------------------------------     --------------------------------
        (State or Other Jurisdiction                        (Commission                        (IRS Employer
              of Incorporation)                            File Number)                     Identification No.)

                  787 7th Avenue, 48th Floor, New York, New York                                   10019
------------------------------------------------------------------------------------        --------------------
                     (Address of Principal Executive Offices)                                    (Zip Code)

Registrant's telephone number, including area code: (212) 554-4300

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

     On October 27, 2005, the initial public offering ("IPO") of 8,500,000 units
("Units") of Paramount Acquisition Corp. (the "Company") was consummated. Each
Unit consists of one share of common stock, $.0001 par value per share ("Common
Stock"), and two warrants ("Warrants"), each to purchase one share of Common
Stock. The Units were sold at an offering price of $6.00 per Unit, generating gross proceeds of $51,000,000. Audited financial statements as of October 27,
2005 reflecting receipt of the proceeds upon consummation of the IPO have been issued by the Company and are included as Exhibit 99.1 to this Current Report on
Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits:

             Exhibit 99.1              Audited Financial Statements

             Exhibit 99.2              Press release dated October 27, 2005

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 27, 2005                   PARAMOUNT ACQUISITION CORP.

                                       By:  /s/ J. Jay Lobell
                                            -----------------
                                            J. Jay Lobell
                                            Chief Executive Officer